Supplement to the
Fidelity® Select Portfolios®
April 29, 2005
Prospectus

The following information replaces the similar information regarding redemption fees in the "Buying and Selling Shares" section beginning on page 73.

For each Select stock fund, if you sell your shares after holding them less than 30 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: redemptions of shares acquired by reinvesting dividends and distributions; rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund, if applicable, as long as the money never leaves the fund; and redemptions in kind.

Effective December 31, 2005, each fund also permits waivers of the short-term redemption fee for the following transactions, if applicable:

(Note: if you transact directly with Fidelity, the following transactions will not be exempt from redemption fees until the necessary modifications are made to Fidelity's recordkeeping systems. These modifications are targeted to be completed before May 31, 2006.)

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death, or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

SEL-05-13 December 27, 2005
1.482105.180

Each fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers, including Strategic Advisers, Inc., an affiliate of FMR, that manage accounts that invest in each fund may pay short-term redemption fees on behalf of their investors. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

The following information replaces the biographical information for Defense and Aerospace Portfolio found in the "Fund Management" section on page 78.

Andrew Hatem is manager of Defense and Aerospace Portfolio, which he has managed since December 2005. Since joining Fidelity Investments in 1994, Mr. Hatem has worked as an investment analyst, sector research specialist, research analyst and portfolio manager.

The following information replaces the biographical information for Biotechnology Portfolio found in the "Fund Management" section on page 78.

Rajiv Kaul is manager of Biotechnology Portfolio, which he has managed since October 2005. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Leisure Portfolio found in the "Fund Management" section on page 78.

Gopal Reddy is manager of Leisure Portfolio, which he has managed since November 2005. Mr. Gopal joined Fidelity Investments in the equity research department in 2001 after receiving a bachelor of arts degree in economics from Stanford University.

The following information replaces the biographical information for Home Finance Portfolio found in the "Fund Management" section on page 79.

Valerie Friedholm is manager of Home Finance Portfolio, which she has managed since May 2004. Ms. Friedholm joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from Harvard Business School. Previously, she was with General Electric Company from 1994 to 1998, most recently as an account manager.

The following information replaces the biographical information for Cyclical Industries Portfolio found in the "Fund Management" section on page 79.

Christopher Bartel is manager of Cyclical Industries Portfolio, which he has managed since December 2005. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, CT-based private equity firm, from 1996 to 1998.

The following information replaces the biographical information for Financial Services Portfolio found in the "Fund Management" section on page 79.

Charles Hebard is manager of Financial Services Portfolio and Insurance Portfolio, which he has managed since May 2005 and June 2004, respectively. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

The following information replaces the biographical information for Computers Portfolio found in the "Fund Management" section on page 79.

James Morrow is manager of Computers Portfolio, which he has managed since August 2005. Mr. Morrow also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and manager.

The following information replaces the biographical information for Energy Service Portfolio found in the "Fund Management" section on page 79.

John Dowd is manager of Energy Service Portfolio, which he has managed since December 2005. Mr. Dowd joined Fidelity Investments as an equity research analyst in 2005. Previously, Mr. Dowd a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 20005.

The following information replaces the biographical information for Natural Gas Portfolio found in the "Fund Management" section on page 80.

James McElligot is manager of Natural Gas Portfolio, which he has managed since November 2005. Mr. McElligot joined Fidelity Investments as an equity research analyst in 2003, after receiving a bachelor of arts degree in economics from Harvard.